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                                                                     EXHIBIT 4.8

SERIES ____________                                          SERIES ____________
PREFERRED STOCK                                              PREFERRED STOCK

                     UNITED COMPANIES FINANCIAL CORPORATION

                         Incorporated under the laws of
                             the State of Louisiana

Number P _______                                                  Shares _______

  See Reverse for
Certain Definitions                       CUSIP ________________________________
                                                This Certificate is transferable
                                                in New York, New York and
                                                in ____________________________.

         This certifies that ______________________________________ is the owner of _________________________ fully paid and non-assessable shares of the series ________________ preferred stock, $2.00 par value per share, of UNITED COMPANIES FINANCIAL CORPORATION transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provision of the Articles of Incorporation, all amendments thereto, and the Bylaws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereinafter outstanding, the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated



Secretary                                                   Chairman


Countersigned and Registered:

[NAME OF TRANSFER AGENT]                                                  [SEAL]
Transfer Agent and Registrar

By
Authorized Officer
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                [Reverse Side of Preferred Stock Certificate]

                     UNITED COMPANIES FINANCIAL CORPORATION

         THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND OF EACH SERIES OF PREFERRED OR SPECIAL CLASS OF ITS AUTHORIZED CAPITAL STOCK, SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD TO ESTABLISH OTHER SERIES AND TO FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF ANY CLASS OR SERIES BY AMENDMENT OF THE ARTICLES.

                                   __________

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                   __________

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- a tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- __________ Custodian __________
                       (Cust)               (Minor)
                     under Uniform Gifts to Minors Act
                     ____________ (State)

   Additional abbreviations may also be used though not in the above list.





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  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
- -------------------------------------------------

- -------------------------------------------------

           (Please print or typewrite name and address of assignee)

________________________________________________________________________________
_______________________________________________________________________shares of the preferred stock represented by the within Certificate and does hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated:

Signature        _______________________________________________________________
         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.



Signature Guaranteed:


_________________________________


_________________________________





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